UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7056
                                                     ---------------------

                     Nuveen Select Maturities Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


ANNUAL REPORT   |  Nuveen Investments
March 31, 2009  |  MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

NUVEEN SELECT
MATURITIES
MUNICIPAL FUND
NIM

It's not what you earn, it's what you keep.(R)  |  LOGO: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER]  |   Robert P. Bremner   |   Chairman of the Board

Dear Shareholders,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many negative forces at work in the equity and fixed income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund's long term investment goals. The financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Nuveen Fund Board
May 22, 2009

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds | NIM

Portfolio manager Paul Brennan reviews U.S. economic and municipal market conditions, key investment strategies, and the twelve-month performance of the Nuveen Select Maturities Municipal Fund. With 18 years of investment experience, including 12 years with Nuveen, Paul has managed NIM since 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH REPORTING PERIOD ENDED MARCH 31, 2009?

During this reporting period, downward pressure on the economy continued and stress in the financial and credit markets led to increased price volatility for most securities, reduced liquidity and a general flight to quality. In an effort to improve overall economic conditions, the Federal Reserve (Fed) cut interest rates, lowering the fed funds rate from 2.25% at the beginning of the period (April 2008) to a target range of zero to 0.25%, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the fed funds rate at its current level, it would buy $300 billion in Treasury securities in an effort to improve conditions in private credit markets and up to an additional $750 billion of agency mortgage-backed securities to bolster the housing market.

The Fed's rate-cutting was in part a response to the decline in U.S. economic growth, as measured by the U.S. gross domestic product (GDP), a closely watched gauge of economic performance. Since posting growth of 2.8% in the second quarter of 2008, GDP has contracted at annual rates of 0.5% in the third quarter of 2008, 6.3% in the fourth quarter of 2008, and 6.1% in the first quarter of 2009, all of which adds up to the worst recession in 50 years (all GDP numbers annualized). The deepening housing slump also continued to trouble the economy, with the average home price falling 18.6% between February 2008 and February 2009. In the labor markets, March 2009 marked the fifteenth consecutive month of job losses and the fourth straight month when employment losses topped 600,000, bringing the total number of job losses since the economic recession began to
5.1 million. The national unemployment rate for March 2009 was 8.5%. Inflation remained subdued, as the Consumer Price Index (CPI), reflecting large drops in energy and transportation prices, fell 0.4% year-over-year as of March 2009. The core CPI (which excludes food and energy) rose 1.8%. Both numbers were within the Fed's unofficial objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

During this period, the nation's financial institutions and markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased relative valuations of municipal bonds across all credit ratings, especially those with lower credit ratings and this generally reduced the Fund's net asset values. As a result, some of these firms were unwilling to commit their capital to purchase and to serve as a dealers for municipal bonds. The reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly related to lower-rated municipal bonds as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven in some measure by the overall reduction in the amount of financing available for such leverage, the increased cost of such leverage financing and the need to reduce leverage levels that had recently been increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for additional deleveraging and a supply overhang (i.e., a large amount of new issues that were postponed) would cause selling pressure to persist. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds: wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); greatly reduced liquidity (i.e., the ability to sell bonds at prices close to their carrying values), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade).

In the municipal bond market, performance over this period was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, and the freeze-up of the auction rate market. These events created surges of selling pressure as many municipal bond owners tried to sell holdings into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this produced a steepening of the municipal yield curve. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Over the twelve months ended March 31, 2009, municipal bond issuance nationwide totaled $434.5 billion, a drop of 4% compared with the twelve-month period ended March 31, 2008. While market conditions during this period impacted the demand for municipal bonds, investors continued to be attracted by the higher interest rates and yields of the municipal bond market relative to taxable bonds.

WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THIS REPORTING PERIOD?

During this twelve-month period, we continued to focus on finding bonds that offered relative value, managing liquidity and investing for the long term. Much of our investment activity was driven by value opportunities created by the market conditions of the past twelve months. We sought to capitalize on this environment by continuing to take a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long term. Although we were able to find bonds at extremely discounted prices during this period, our emphasis was always on carefully selecting what we believed to be the best bonds available. In general, the bonds we purchased were ones where we were already familiar with the credit being offered or where we were adding to positions or sectors currently held in the portfolio. Our focus was generally on bonds issued by essential service providers--including tollroads, utilities, hospitals and general obligation (GO) bonds--with the view that these issuers would continue to have the resources necessary to cover debt service in the current economic environment. Overall, we kept the portfolio profile of NIM--in terms of maturity, duration,(1) and sector allocations--relatively unchanged.

Liquidity for new purchases was generated mainly by a number of bond redemptions and calls, which are a normal occurrence in Funds with an intermediate maturity focus(2) such as NIM. As a result, selling was generally limited during this period. In an exceptionally illiquid market, we positioned the Fund somewhat more defensively by retaining slightly more cash than usual in order to have the capital we needed to reinvest at opportune times.

HOW DID THE FUND PERFORM?

Results for NIM, as well as relevant index information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 3/31/09

                                 1-Year        5-Year       10-Year
NIM                              0.52%         3.24%         2.98%
Barclays Capital
7-Year Municipal
Bond Index(3)                    5.53%         3.90%         4.95%

For the twelve months ended March 31, 2009, the total return on net asset value
(NAV) for NIM underperformed the Barclays Capital 7-Year Municipal Bond Index. Key management factors that influenced NIM's performance during this period included

----------
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for NIM in this report.

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) In keeping with its investment parameters, NIM maintains an average effective maturity of twelve years or less for portfolio holdings.

(3) The Barclays Capital (formerly Lehman Brothers) 7-Year Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Barclays Capital index do not reflect any expenses.

duration and yield curve positioning, credit exposure, sector allocations, and individual security selection.

Over the course of this reporting period, the yield curve remained steep. Bonds in the Barclays Capital Municipal Bond Index with maturities of two to eight years, especially those maturing in approximately five years, benefited the most from the interest rate environment. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, with bonds having the longest maturities (22 years and longer). This market environment was beneficial to NIM, which continued to offer an intermediate-term orientation.

The positive contributions from NIM's duration and yield curve positioning were offset to a substantial degree by the Fund's credit exposure during the past twelve months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, as credit spreads widened, credits rated BBB or below and non-rated bonds generally posted poor returns. NIM's allocation of approximately 22% of its portfolio to lower-rated and non-rated bonds was higher than that of the Barclays Capital 7-Year Municipal Bond Index. In addition, the Fund had allocated another 27% to bonds rated A. The negative impact of this exposure accounted for much of the performance differential between NIM and the index.

During this period, pre-refunded(4) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Additional sectors of the market that generally contributed to NIM's return included general obligation and other tax-backed bonds, water and sewer and education credits. Although NIM held approximately 18% of its portfolio in pre-refunded bonds, this was a smaller weighting than that of the municipal market as a whole, which limited the positive contribution from this sector. NIM was also underweighted relative to the market in other top-performing sectors, especially general obligation bonds.

Holdings that generally detracted from NIM's performance included industrial development revenue (IDR) bonds, which performed poorly during this period. The health care revenue sector also underperformed the overall municipal market. Alongside current coupon bonds in these sectors, zero coupon bonds were among the worst performing categories in the municipal market, as were lower-rated tobacco bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 4.5% of NIM's portfolio as of March 31, 2009.

Individual security selection was also a factor in NIM's performance, particularly in the insured category. During this period, insured holdings where the insurers backing the bonds had been downgraded typically were trading to their underlying (or issuer) credit characteristics. As a result, insured bonds with weaker underlying credits rated BBB or

----------

(4) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

non-rated, originally purchased because of the higher yields they offered, generally were more adversely impacted in terms of performance than insured bonds with underlying credits rated AA. NIM had significant exposure to bonds backed by municipal insurers SYNCORA (formerly XL Capital Assurance or XLCA) and Financial Guaranty Insurance Company (FGIC), which have been downgraded from AAA.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned above, another factor that had an impact on the Fund's performance was its positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, there are no longer any bond insurers rated triple-A by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each of these insurers on "negative credit watch," "credit watch evolving," "credit outlook developing" or "rating withdrawn," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Fund's performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend and Share Price INFORMATION

Due to bond redemptions and calls affecting some of the older higher-coupon credits in NIM's portfolio, NIM had one dividend reduction during the twelve-month reporting period ended March 31, 2009. Although we believe we reinvested the proceeds from these matured and called bonds as optimally as possible in the current interest rate environment, some of the higher yields could not be replaced in the market of the past twelve months.

NIM seeks to pay stable dividends at rates that reflect the Fund's past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2009, NIM had a positive UNII balance for tax purposes and a negative UNII balance for financial statement purposes.

SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Fund's Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to 10% of its outstanding shares. Since the inception of this program, the Fund has not repurchased any of its outstanding shares.

As of March 31, 2009, the share price of NIM was trading at a premium of 3.10% to its NAV. The Fund's average discount over the entire twelve-month reporting period was - 1.36%.

NIM Performance OVERVIEW | Nuveen Select Maturities Municipal Fund as of March 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                           $    9.98
--------------------------------------------------------------------------------
Net Asset Value                                                       $    9.68
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  3.10%
--------------------------------------------------------------------------------
Market Yield                                                               4.21%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                5.85%
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $ 120,012
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          10.19
--------------------------------------------------------------------------------
Modified Duration                                                          4.79
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/18/92)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
1-Year                                                      6.53%          0.52%
--------------------------------------------------------------------------------
5-Year                                                      4.93%          3.24%
--------------------------------------------------------------------------------
10-Year                                                     3.69%          2.98%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   15.3%
--------------------------------------------------------------------------------
Colorado                                                                   13.2%
--------------------------------------------------------------------------------
Pennsylvania                                                                7.8%
--------------------------------------------------------------------------------
Texas                                                                       6.4%
--------------------------------------------------------------------------------
South Carolina                                                              6.3%
--------------------------------------------------------------------------------
New York                                                                    6.1%
--------------------------------------------------------------------------------
Florida                                                                     5.9%
--------------------------------------------------------------------------------
Arkansas                                                                    4.4%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.0%
--------------------------------------------------------------------------------
Kansas                                                                      3.1%
--------------------------------------------------------------------------------
Iowa                                                                        2.5%
--------------------------------------------------------------------------------
Alabama                                                                     2.3%
--------------------------------------------------------------------------------
Tennessee                                                                   2.2%
--------------------------------------------------------------------------------
Massachusetts                                                               1.8%
--------------------------------------------------------------------------------
Michigan                                                                    1.7%
--------------------------------------------------------------------------------
Minnesota                                                                   1.7%
--------------------------------------------------------------------------------
North Carolina                                                              1.7%
--------------------------------------------------------------------------------
Other                                                                      13.6%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.5%
--------------------------------------------------------------------------------
Utilities                                                                  17.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.6%
--------------------------------------------------------------------------------
Health Care                                                                11.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.2%
--------------------------------------------------------------------------------
Transportation                                                              5.9%
--------------------------------------------------------------------------------
Long-Term Care                                                              5.4%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           4.8%
--------------------------------------------------------------------------------
Other                                                                      11.8%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          33%
AA                                                                           18%
A                                                                            27%
BBB                                                                          15%
BB or Lower                                                                   1%
N/R or N/A                                                                    6%

2008-2009 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]

Apr                                                                   $   0.0365
May                                                                       0.0365
Jun                                                                       0.0365
Jul                                                                       0.0365
Aug                                                                       0.0365
Sep                                                                       0.0365
Oct                                                                       0.0365
Nov                                                                       0.0365
Dec                                                                       0.0365
Jan                                                                       0.0365
Feb                                                                       0.0365
Mar                                                                        0.035

Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

4/01/08                                                               $     9.77
                                                                            9.78
                                                                            9.91
                                                                            9.85
                                                                            9.93
                                                                            9.86
                                                                            9.89
                                                                            9.92
                                                                            9.91
                                                                             9.8
                                                                            9.76
                                                                            9.85
                                                                             9.9
                                                                            9.89
                                                                            9.89
                                                                            9.83
                                                                            9.95
                                                                            9.83
                                                                            9.77
                                                                            9.77
                                                                            9.79
                                                                             9.8
                                                                            9.97
                                                                            9.94
                                                                            9.94
                                                                            9.85
                                                                            9.94
                                                                           9.964
                                                                          9.9401
                                                                            9.93
                                                                            9.89
                                                                            9.95
                                                                            9.94
                                                                            9.95
                                                                            9.97
                                                                            9.96
                                                                            9.98
                                                                           10.02
                                                                            9.97
                                                                            9.99
                                                                            9.97
                                                                            9.99
                                                                           10.06
                                                                           10.06
                                                                           10.06
                                                                           10.13
                                                                           10.17
                                                                           10.02
                                                                           10.09
                                                                          10.097
                                                                           10.09
                                                                           10.03
                                                                              10
                                                                           10.02
                                                                            9.91
                                                                            9.87
                                                                            9.84
                                                                            9.95
                                                                            9.61
                                                                          9.6501
                                                                            9.72
                                                                             9.6
                                                                            9.65
                                                                            9.68
                                                                            9.74
                                                                            9.64
                                                                            9.65
                                                                            9.73
                                                                            9.82
                                                                            9.77
                                                                            9.97
                                                                            9.84
                                                                            9.84
                                                                            9.77
                                                                            9.59
                                                                            9.76
                                                                             9.7
                                                                            9.86
                                                                            9.82
                                                                            9.83
                                                                            9.82
                                                                            9.74
                                                                            9.69
                                                                            9.87
                                                                            9.94
                                                                            9.74
                                                                            9.84
                                                                            9.84
                                                                            9.87
                                                                            9.83
                                                                            9.87
                                                                            9.85
                                                                             9.9
                                                                            9.85
                                                                            9.82
                                                                            9.76
                                                                            9.95
                                                                             9.9
                                                                            9.93
                                                                            9.94
                                                                             9.8
                                                                            9.79
                                                                            9.83
                                                                             9.9
                                                                            9.94
                                                                             9.9
                                                                            9.86
                                                                            9.88
                                                                            9.88
                                                                            9.94
                                                                            9.87
                                                                            9.81
                                                                            9.85
                                                                            9.79
                                                                            9.83
                                                                             9.9
                                                                            9.77
                                                                            9.81
                                                                            9.68
                                                                            9.56
                                                                            9.32
                                                                            9.15
                                                                           9.538
                                                                             9.5
                                                                            9.28
                                                                            9.41
                                                                            9.48
                                                                            9.37
                                                                            8.88
                                                                            8.96
                                                                            9.36
                                                                            9.48
                                                                            9.35
                                                                             8.8
                                                                           8.922
                                                                             8.8
                                                                            8.62
                                                                            8.48
                                                                            8.79
                                                                             9.2
                                                                            8.59
                                                                           8.662
                                                                             8.8
                                                                            9.91
                                                                            9.24
                                                                            9.06
                                                                            9.38
                                                                            9.29
                                                                            9.34
                                                                            9.22
                                                                            9.08
                                                                            9.15
                                                                             9.3
                                                                          9.3434
                                                                            9.34
                                                                            9.23
                                                                            9.28
                                                                            9.25
                                                                            9.26
                                                                            9.26
                                                                            9.27
                                                                            9.26
                                                                             9.3
                                                                             9.2
                                                                            9.06
                                                                            9.15
                                                                            9.14
                                                                            9.11
                                                                            9.21
                                                                            9.24
                                                                             9.3
                                                                            9.16
                                                                            9.16
                                                                               9
                                                                            9.02
                                                                            9.05
                                                                            8.95
                                                                            9.04
                                                                            9.03
                                                                            9.01
                                                                            9.16
                                                                            8.95
                                                                             9.1
                                                                            9.04
                                                                               9
                                                                            9.29
                                                                            9.24
                                                                             9.3
                                                                            9.33
                                                                             9.4
                                                                            9.13
                                                                            9.12
                                                                            9.12
                                                                            9.23
                                                                          9.4252
                                                                             9.5
                                                                            9.52
                                                                            9.65
                                                                            9.76
                                                                            9.74
                                                                            9.94
                                                                            9.83
                                                                            9.94
                                                                            9.85
                                                                            9.66
                                                                            9.82
                                                                            9.72
                                                                            9.57
                                                                          9.4225
                                                                            9.41
                                                                             9.5
                                                                             9.6
                                                                            9.86
                                                                            9.88
                                                                           10.13
                                                                           10.13
                                                                           10.05
                                                                            9.79
                                                                            9.79
                                                                           9.784
                                                                            9.82
                                                                             9.9
                                                                            9.88
                                                                           10.01
                                                                            9.97
                                                                            9.88
                                                                            9.66
                                                                            9.82
                                                                             9.7
                                                                            9.56
                                                                            9.81
                                                                            9.85
                                                                            9.85
                                                                            9.88
                                                                            9.89
                                                                            9.89
                                                                              10
                                                                            9.78
                                                                            9.95
                                                                            9.79
                                                                            9.87
                                                                            9.93
                                                                              10
                                                                            9.85
                                                                            9.88
                                                                            9.98
                                                                            9.99
                                                                            9.95
                                                                            9.84
                                                                              10
                                                                            9.88
                                                                            9.99
                                                                           10.04
                                                                            9.98
                                                                              10
                                                                             9.9
                                                                            9.74
3/31/09                                                                     9.98

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT MATURITIES MUNICIPAL FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of March 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

Chicago, Illinois
May 22, 2009

NIM | Nuveen Select Maturities Municipal Fund
    | Portfolio of INVESTMENTS March 31, 2009

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM MUNICIPAL BONDS - 97.8%

                 ALABAMA - 2.3%
$        2,000   Alabama 21st Century Authority, Tobacco Settlement Revenue        12/11 at 101.00            A-   $      1,821,800
                    Bonds, Series 2001, 5.750%, 12/01/17
           500   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,       2/10 at 100.00           AAA            441,720
                    Series 2003B, 5.250%, 2/01/12 - FSA Insured
           500   Marshall County Healthcare Authority, Alabama, Revenue Bonds,      1/12 at 101.00            A-            499,290
                    Series 2002A, 6.250%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------
         3,000   Total Alabama                                                                                            2,762,810
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 0.8%
            80   Phoenix Industrial Development Authority, Arizona, Statewide       4/09 at 100.50           AAA             80,466
                    Single Family Mortgage Revenue Bonds, Series 1998C, 6.650%,
                    10/01/29 (Alternative Minimum Tax)
           300   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call             A            176,721
                    Bonds, Series 2007, 5.000%, 12/01/37
           750   Surprise Municipal Property Corporation, Arizona, Wastewater       4/11 at 100.00           N/R            640,125
                    System Revenue Bonds, Series 2007, 4.500%, 4/01/17
------------------------------------------------------------------------------------------------------------------------------------
         1,130   Total Arizona                                                                                              897,312
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 4.3%
         1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding and       10/11 at 100.00           AAA          1,104,020
                    Construction Bonds, Series 2002A, 5.250%, 10/01/17 - FSA
                    Insured
         1,500   Jefferson County, Arkansas, Pollution Control Revenue Bonds,       6/11 at 100.00            A-          1,460,385
                    Entergy Arkansas Inc. Project, Series 2006, 4.600%, 10/01/17
         1,000   Jonesboro, Arkansas, Industrial Development Revenue Bonds,           No Opt. Call          BBB+          1,072,450
                    Anheuser Busch Inc. Project, Series 2002, 4.600%, 11/15/12
         1,380   North Little Rock, Arkansas, Electric Revenue Refunding Bonds,       No Opt. Call           AA-          1,537,292
                    Series 1992A, 6.500%, 7/01/15 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,880   Total Arkansas                                                                                           5,174,147
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 0.9%
           400   California Health Facilities Financing Authority, Revenue          7/15 at 100.00             A            393,252
                    Bonds, Catholic Healthcare West, Series 2008H, 5.125%,
                    7/01/22
            25   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB             18,507
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 4.500%, 6/01/27
         2,000   Palomar Pomerado Health, California, General Obligation Bonds,       No Opt. Call           AAA            676,280
                    Election of 2004, Series 2009A, 0.000%, 8/01/25 - AGC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         2,425   Total California                                                                                         1,088,039
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 12.9%
         2,895   Centennial Downs Metropolitan District, Colorado, General         12/14 at 100.00             A          3,076,545
                    Obligation Bonds, Series 1999, 5.000%, 12/01/20 - AMBAC
                    Insured
         1,230   Colorado Educational and Cultural Facilities Authority,            7/12 at 100.00           BBB          1,040,998
                    Charter School Revenue Bonds, Douglas County School District
                    RE-1 - DCS Montessori School, Series 2002A, 6.000%, 7/15/22
         1,175   Colorado Educational and Cultural Facilities Authority,           12/13 at 100.00             A          1,039,523
                    Revenue Bonds, Classical Academy Charter School, Series
                    2003, 4.500%, 12/01/18 - SYNCORA GTY Insured

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO (continued)
$          265   Colorado Housing Finance Authority, Single Family Program          4/10 at 105.00            AA   $        280,579
                    Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative
                    Minimum Tax)
         1,025   Denver Health and Hospitals Authority, Colorado, Healthcare       12/11 at 100.00       N/R (4)          1,144,853
                    Revenue Bonds, Series 2001A, 6.000%, 12/01/23 (Pre-refunded
                    12/01/11)
         1,465   Denver West Metropolitan District, Colorado, General              12/13 at 100.00          BBB+          1,177,772
                    Obligation Refunding and Improvement Bonds, Series 2003,
                    4.500%, 12/01/18 - RAAI Insured
         1,500   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call            AA          1,501,290
                    Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put
                    9/01/13) - MBIA Insured
         1,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,        No Opt. Call           AA-            101,690
                    Series 2004B, 0.000%, 3/01/36 - MBIA Insured
            21   El Paso County, Colorado, FNMA Mortgage-Backed Single Family         No Opt. Call           Aaa             21,924
                    Revenue Refunding Bonds, Series 1992A-2, 8.750%, 6/01/11
         1,050   Erie, Boulder and Weld Counties, Colorado, Water Enterprise        6/09 at 100.00           N/R            762,269
                    Revenue Bonds, Series 1998, 5.000%, 12/01/23 - ACA Insured
            70   Northwest Parkway Public Highway Authority, Colorado, Revenue      6/11 at 102.00           AAA             77,011
                    Bonds, Senior Series 2001A, 5.250%, 6/15/41 (Pre-refunded
                    6/15/11) - FSA Insured
         5,875   Northwest Parkway Public Highway Authority, Colorado, Senior        6/11 at 38.04         A (4)          2,139,381
                    Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/27
                    (Pre-refunded 6/15/11) - AMBAC Insured
         2,845   University of Colorado Hospital Authority, Revenue Bonds,         11/11 at 100.00        A3 (4)          3,155,133
                    Series 2001A, 5.600%, 11/15/21(Pre-refunded 11/15/11)
------------------------------------------------------------------------------------------------------------------------------------
        20,416   Total Colorado                                                                                          15,518,968
------------------------------------------------------------------------------------------------------------------------------------

                 CONNECTICUT - 1.5%
                 Eastern Connecticut Resource Recovery Authority, Solid Waste
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
           395      5.500%, 1/01/14 (Alternative Minimum Tax)                       7/09 at 100.00           BBB            372,497
         1,570      5.500%, 1/01/15 (Alternative Minimum Tax)                       7/09 at 100.00           BBB          1,458,138
------------------------------------------------------------------------------------------------------------------------------------
         1,965   Total Connecticut                                                                                        1,830,635
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 5.7%
         2,400   Deltona, Florida, Utility Systems Water and Sewer Revenue         10/13 at 100.00           AA-          2,407,632
                    Bonds, Series 2003, 5.250%, 10/01/17 - MBIA Insured
         1,000   Florida Citizens Property Insurance Corporation, High Risk           No Opt. Call           AA-            998,440
                    Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 - MBIA
                    Insured
           600   Florida Department of Environmental Protection, Florida            7/17 at 101.00           AA-            621,762
                    Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/19 - MBIA
                    Insured
            60   JEA, Florida, Electric Revenue Certificates, Series 1973-2,          No Opt. Call           AAA             65,511
                    6.800%, 7/01/12 (ETM)
         2,000   Orange County, Florida, Tourist Development Tax Revenue Bonds,    10/15 at 100.00            A+          2,011,800
                    Series 2005, 5.000%, 10/01/22 - AMBAC Insured
           295   Port Everglades Authority, Florida, Port Facilities Revenue          No Opt. Call           AAA            349,708
                    Bonds, Series 1986, 7.125%, 11/01/16 (ETM)
           500   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00           AA-            445,525
                    Revenue, Baptist Health System Obligation Group, Series
                    2007, 5.000%, 8/15/27
------------------------------------------------------------------------------------------------------------------------------------
         6,855   Total Florida                                                                                            6,900,378
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 0.4%
           425   Cherokee County Water and Sewerage Authority, Georgia, Revenue     8/22 at 100.00       AA- (4)            481,521
                    Bonds, Series 1995, 5.200%,8/01/25 (Pre-refunded 8/01/22) -
                    MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS - 15.0%
$          635   Chicago, Illinois, Tax Increment Allocation Bonds,                 7/09 at 100.00           N/R   $        633,260
                    Irving/Cicero Redevelopment Project, Series 1998, 7.000%,
                    1/01/14
         1,500   Cook County Township High School District 208, Illinois,          12/15 at 100.00            A1          1,563,390
                    General Obligation Bonds, Series 2006, 5.000%, 12/01/21 -
                    MBIA Insured
         2,000   Huntley, Illinois, Special Service Area 9, Special Tax Bonds,      3/17 at 100.00           AAA          1,964,200
                    Series 2007, 5.100%, 3/01/28 - AGC Insured
         4,820   Illinois Development Finance Authority, GNMA Collateralized        4/11 at 105.00           Aaa          5,460,240
                    Mortgage Revenue Bonds, Greek American Nursing Home
                    Committee, Series 2000A, 7.600%, 4/20/40
         2,000   Illinois Development Finance Authority, Revenue Refunding          4/10 at 102.00          Baa3          1,818,100
                    Bonds, Olin Corporation, Series 1993D, 6.750%, 3/01/16
         2,000   Illinois Educational Facilities Authority, Revenue Bonds, Art      3/14 at 100.00           N/R          2,100,800
                    Institute of Chicago, Series 2000, 4.450%, 3/01/34
                    (Mandatory put 3/01/15)
         1,000   Illinois Educational Facilities Authority, Student Housing         5/12 at 101.00           Aaa          1,169,190
                    Revenue Bonds, Educational Advancement Foundation Fund,
                    University Center Project, Series 2002, 6.625%,
                    5/01/17(Pre-refunded 5/01/12)
           250   Illinois Finance Authority, Revenue Bonds, Roosevelt               4/17 at 100.00          Baa1            216,808
                    University, Series 2007, 5.250%, 4/01/22
            25   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/10 at 101.00           Aaa             26,763
                    Medical Center, Series 2000, 6.350%, 5/15/15 (Pre-refunded
                    5/15/10)
            20   Illinois Health Facilities Authority, Revenue Bonds, Condell         No Opt. Call      Baa3 (4)             22,311
                    Medical Center, Series 2002, 5.250%, 5/15/12 (ETM)
            70   Illinois Health Facilities Authority, Revenue Bonds, Lutheran        No Opt. Call           AAA             74,877
                    General Health System, Series 1993A, 6.125%, 4/01/12 - FSA
                    Insured (ETM)
           695   Illinois Health Facilities Authority, Revenue Bonds, Silver        8/09 at 101.00             A            679,661
                    Cross Hospital and Medical Centers, Series 1999, 5.500%,
                    8/15/19
           515   Illinois Health Facilities Authority, Revenue Bonds, Silver        8/09 at 101.00         A (4)            529,235
                    Cross Hospital and Medical Centers, Series 1999, 5.500%,
                    8/15/19 (Pre-refunded 8/15/09)
         1,355   Kane & DeKalb Counties, Illinois, Community United School            No Opt. Call            A3            876,129
                    District 301, General Obligation Bonds, Series 2006,
                    0.000%, 12/01/18 - MBIA Insured
           700   Regional Transportation Authority, Cook, DuPage, Kane, Lake,         No Opt. Call           AA+            876,092
                    McHenry and Will Counties, Illinois, General Obligation
                    Bonds, Series 1994D, 7.750%, 6/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        17,585   Total Illinois                                                                                          18,011,056
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 0.2%
           250   Jasper County, Indiana, Pollution Control Revenue Refunding          No Opt. Call            AA            240,405
                    Bonds, Northern Indiana Public Service Company Project,
                    Series 1994A Remarketed, 5.850%, 4/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 2.4%
         1,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis          7/10 at 100.00            A1            981,400
                    Medical Center, Series 2000, 6.250%, 7/01/25
         1,800   Iowa Tobacco Settlement Authority, Tobacco Settlement              6/11 at 101.00           AAA          1,938,258
                    Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25
                    (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
         2,800   Total Iowa                                                                                               2,919,658
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 3.1%
         3,500   Wichita, Kansas, Hospital Facilities Revenue Refunding and        11/11 at 101.00            A+          3,489,044
                    Improvement Bonds, Via Christi Health System Inc., Series
                    2001-III, 5.500%, 11/15/21
           250   Wyandotte County-Kansas City Unified Government, Kansas, Sales    12/15 at 100.00           N/R            212,423
                    Tax Special Obligation Bonds, Redevelopment Project Area B,
                    Series 2005, 5.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
         3,750   Total Kansas                                                                                             3,701,467
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 KENTUCKY - 1.2%
$          325   Kentucky Economic Development Finance Authority, Louisville        6/18 at 100.00           AAA   $        329,592
                    Arena Project Revenue Bonds, Louisville Arena Authority,
                    Inc., Series 2008A-1, 5.750%, 12/01/28 - AGC Insured
         1,205   Kentucky Housing Corporation, Housing Revenue Bonds, Series        1/15 at 100.60           AAA          1,139,026
                    2005G, 5.000%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,530   Total Kentucky                                                                                           1,468,618
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 0.9%
         1,010   Louisiana Public Facilities Authority, Revenue Bonds, Baton        7/14 at 100.00           AA-          1,015,898
                    Rouge General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA
                    Insured
           130   Tobacco Settlement Financing Corporation, Louisiana, Tobacco       5/11 at 101.00           BBB             99,039
                    Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30
------------------------------------------------------------------------------------------------------------------------------------
         1,140   Total Louisiana                                                                                          1,114,937
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 0.7%
         1,100   Maryland Energy Financing Administration, Revenue Bonds, AES       9/09 at 100.00           N/R            827,310
                    Warrior Run Project, Series 1995, 7.400%, 9/01/19
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 1.8%
           500   Massachusetts Development Finance Agency, Revenue Bonds,          10/17 at 100.00           N/R            363,080
                    Orchard Cove, Series 2007, 5.000%, 10/01/19
         1,450   Massachusetts Housing Finance Agency, Rental Housing Mortgage      7/10 at 100.00           AA-          1,461,673
                    Revenue Bonds, Series 2000H, 6.650%, 7/01/41 - MBIA Insured
                    (Alternative Minimum Tax)
                 Massachusetts Port Authority, Special Facilities Revenue
                 Bonds, Delta Air Lines Inc., Series 2001A:
           100      5.200%, 1/01/20 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00             A             62,926
           435      5.000%, 1/01/27 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00             A            231,446
------------------------------------------------------------------------------------------------------------------------------------
         2,485   Total Massachusetts                                                                                      2,119,125
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 1.7%
         1,000   Cornell Township Economic Development Corporation, Michigan,       5/12 at 100.00           AAA          1,130,840
                    Environmental Improvement Revenue Refunding Bonds,
                    MeadWestvaco Corporation-Escanaba Project, Series 2002,
                    5.875%, 5/01/18 (Pre-refunded 5/01/12)
           525   Michigan State Hospital Finance Authority, Hospital Revenue        7/09 at 100.00            BB            456,692
                    Refunding Bonds, Sinai Hospital, Series 1995, 6.625%,
                    1/01/16
           470   Michigan State Hospital Finance Authority, Revenue Refunding       8/09 at 100.00           BB-            462,771
                    Bonds, Detroit Medical Center, Series 1988A, 8.125%, 8/15/12
------------------------------------------------------------------------------------------------------------------------------------
         1,995   Total Michigan                                                                                           2,050,303
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 1.7%
         1,000   Becker, Minnesota, Pollution Control Revenue Bonds, Northern       8/12 at 101.00             A          1,090,820
                    States Power Company, Series 1993A, 8.500%, 9/01/19
           250   Northern Municipal Power Agency, Minnesota, Electric System          No Opt. Call           AAA            267,483
                    Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 -
                    AGC Insured
           640   White Earth Band of Chippewa Indians, Minnesota, Revenue             No Opt. Call           N/R            663,155
                    Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------
         1,890   Total Minnesota                                                                                          2,021,458
------------------------------------------------------------------------------------------------------------------------------------

                 MISSISSIPPI - 0.8%
                 Mississippi Hospital Equipment and Facilities Authority,
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1:
           485      5.000%, 9/01/16                                                   No Opt. Call            AA            499,225
           300      5.000%, 9/01/24                                                 9/14 at 100.00            AA            289,821

    | Portfolio of INVESTMENTS March 31, 2009

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MISSISSIPPI (continued)
$          250   Warren County, Mississippi, Gulf Opportunity Zone Revenue          8/11 at 100.00           BBB   $        140,205
                    Bonds, International Paper Company, Series 2006A, 4.800%,
                    8/01/30
------------------------------------------------------------------------------------------------------------------------------------
         1,035   Total Mississippi                                                                                          929,251
------------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 0.1%
            60   University of Montana, Revenue Bonds, Series 1996D, 5.375%,        5/09 at 100.00        AA (4)             68,795
                    5/15/19 - MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 0.9%
         1,000   Dodge County School District 1, Nebraska, Fremont Public          12/14 at 100.00           Aa3          1,069,980
                    Schools, General Obligation Bonds, Series 2004, 5.000%,
                    12/15/19 - FSA Insured
            30   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student Loan       No Opt. Call           Aa2             30,974
                    Program, Series 1993A-5B, 6.250%, 6/01/18 - MBIA Insured
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,030   Total Nebraska                                                                                           1,100,954
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 0.5%
                 Director of Nevada State Department of Business and Industry,
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000:
           800      0.000%, 1/01/15 - AMBAC Insured                                   No Opt. Call             A            314,320
            35      0.000%, 1/01/16 - AMBAC Insured                                   No Opt. Call             A             11,689
           120      0.000%, 1/01/18 - AMBAC Insured                                   No Opt. Call             A             30,152
            50      0.000%, 1/01/20 - AMBAC Insured                                   No Opt. Call             A              9,630
           250   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue      6/19 at 100.00             A            251,423
                    Bonds, Series 2009A, 8.000%, 6/15/30
------------------------------------------------------------------------------------------------------------------------------------
         1,255   Total Nevada                                                                                               617,214
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 0.6%
           455   Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal       No Opt. Call           BB-            331,923
                    Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16
                    (Alternative Minimum Tax)
           500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00           BBB            366,475
                    Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%,
                    6/01/23
------------------------------------------------------------------------------------------------------------------------------------
           955   Total New Jersey                                                                                           698,398
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 6.0%
         1,000   Dormitory Authority of the State of New York, Revenue Bonds,       7/13 at 100.00            A3            979,500
                    Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 - RAAI
                    Insured
           300   New York City Industrial Development Agency, New York, Civic         No Opt. Call           N/R            270,846
                    Facility Revenue Bonds, Special Needs Facilities Pooled
                    Program, Series 2008A-1, 5.700%, 7/01/13
         1,500   New York State Energy Research and Development Authority,          4/09 at 100.00            A1          1,500,030
                    Facilities Revenue Bonds, Consolidated Edison Company Inc.,
                    Series 2001A, 4.700%, 6/01/36 (Mandatory put 10/01/12)
                    (Alternative Minimum Tax)
            55   New York State Medical Care Facilities Finance Agency,             8/09 at 100.00           AA+             55,171
                    FHA-Insured Mortgage Hospital and Nursing Home Revenue
                    Bonds, Series 1995C, 6.100%, 8/15/15
         4,300   Port Authority of New York and New Jersey, Special Project           No Opt. Call           AA-          4,435,621
                    Bonds, JFK International Air Terminal LLC, Sixth Series
                    1997, 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
         7,155   Total New York                                                                                           7,241,168
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 1.7%
         1,880   Union County, North Carolina, Certificates of Participation,       6/13 at 101.00           AA-          1,986,634
                    Series 2003, 5.000%, 6/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OHIO - 1.4%
$          835   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco      6/17 at 100.00           BBB   $        598,286
                    Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                    2007A-2, 5.125%, 6/01/24
         1,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,        No Opt. Call             A          1,030,430
                    Cargill Inc., Series 2004B, 4.500%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------
         1,835   Total Ohio                                                                                               1,628,716
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 7.6%
           400   Pennsylvania Economic Development Financing Authority,               No Opt. Call            A-            405,812
                    Pollution Control Revenue Bonds, PPL Electric Utilities
                    Corporation, Refunding Series 2008, 4.850%, 10/01/23
                    (Mandatory put 10/01/10)
         1,010   Pennsylvania Higher Educational Facilities Authority, College        No Opt. Call           Aaa          1,179,589
                    Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)
           225   Pennsylvania Higher Educational Facilities Authority, Revenue      9/09 at 100.00      BBB+ (4)            233,568
                    Bonds, University of the Arts, Series 1999, 5.150%, 3/15/20 -
                    RAAI Insured (ETM)
         4,120   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,               8/14 at 100.00             A          4,048,517
                    Eighteenth Series 2004, 5.000%, 8/01/15 - AMBAC Insured
         1,535   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth         No Opt. Call           Aaa          1,911,213
                    Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)
           250   Philadelphia Hospitals and Higher Education Facilities             5/09 at 100.00           BBB            208,138
                    Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                    University Hospital, Series 1993A, 6.625%, 11/15/23
         1,085   Pittsburgh School District, Allegheny County, Pennsylvania,          No Opt. Call            A1          1,178,104
                    General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 -
                    AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,625   Total Pennsylvania                                                                                       9,164,941
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 0.0%
            20   Rhode Island Tobacco Settlement Financing Corporation, Tobacco     6/12 at 100.00           BBB             14,454
                    Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 6.2%
           750   Berkeley County School District, South Carolina, Installment      12/13 at 100.00            A-            778,793
                    Purchase Revenue Bonds, Securing Assets for Education,
                    Series 2003, 5.250%, 12/01/19
         1,540   Piedmont Municipal Power Agency, South Carolina, Electric            No Opt. Call      Baa1 (4)          2,001,461
                    Revenue Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured
                    (ETM)
         2,835   Piedmont Municipal Power Agency, South Carolina, Electric            No Opt. Call          Baa1          3,237,881
                    Revenue Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured
             5   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00        A3 (4)              5,731
                    Development Revenue Bonds, Bon Secours Health System Inc.,
                    Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
            20   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00            A-             17,530
                    Development Revenue Bonds, Bon Secours Health System Inc.,
                    Series 2002B, 5.625%, 11/15/30
           865   South Carolina JOBS Economic Development Authority, Hospital         No Opt. Call      Baa2 (4)            920,403
                    Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                    7.000%, 12/15/10 (ETM)
           445   Tobacco Settlement Revenue Management Authority, South             5/12 at 100.00       BBB (4)            467,392
                    Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                    2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
         6,460   Total South Carolina                                                                                     7,429,191
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH DAKOTA - 0.8%
         1,000   South Dakota Health and Educational Facilities Authority,          5/17 at 100.00           AA-            933,940
                    Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TENNESSEE - 2.2%
                 Shelby County Health, Educational and Housing Facilities
                 Board, Tennessee, Hospital Revenue Bonds, Methodist
                 Healthcare, Series 2002:
$          750      6.000%, 9/01/17 (Pre-refunded 9/01/12)                          9/12 at 100.00       N/R (4)   $        853,515
         1,250      6.000%, 9/01/17 (Pre-refunded 9/01/12)                          9/12 at 100.00       N/R (4)          1,422,525
           400   The Tennessee Energy Acquisition Corporation, Gas Revenue            No Opt. Call          BBB+            348,968
                    Bonds, Series 2006A, 5.000%, 9/01/13
------------------------------------------------------------------------------------------------------------------------------------
         2,400   Total Tennessee                                                                                          2,625,008
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 6.3%
         1,055   Austin, Texas, General Obligation Bonds, Series 2004, 5.000%,      9/14 at 100.00           AAA          1,118,543
                    9/01/20 - MBIA Insured
           565   Bexar County Housing Finance Corporation, Texas, FNMA                No Opt. Call           AAA            580,182
                    Guaranteed Multifamily Housing Revenue Bonds, Villas
                    Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15
                    (Alternative Minimum Tax)
            25   Brazos River Authority, Texas, Collateralized Pollution              No Opt. Call           CCC             12,599
                    Control Revenue Bonds, Texas Utilities Electric Company,
                    Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)
         2,000   Brazos River Authority, Texas, Collateralized Revenue              6/14 at 100.00          BBB+          1,520,960
                    Refunding Bonds, CenterPoint Energy Inc., Series 2004B,
                    4.250%, 12/01/17 - FGIC Insured
           500   Brazos River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC            308,375
                    Refunding Bonds, TXU Electric Company, Series 2001C,
                    5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                    Minimum Tax)
            15   Brazos River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC              8,323
                    Refunding Bonds, TXU Energy Company LLC, Series 2003A,
                    6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative
                    Minimum Tax)
         1,875   Denton Independent School District, Denton County, Texas,          8/16 at 100.00           AAA          2,048,644
                    General Obligation Bonds, Series 2006, 5.000%, 8/15/20
            20   Galveston Property Finance Authority Inc., Texas, Single           9/09 at 100.00          Caa1             19,698
                    Family Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11
           300   Kerrville Health Facilities Development Corporation, Texas,          No Opt. Call          BBB-            242,256
                    Revenue Bonds, Sid Peterson Memorial Hospital Project,
                    Series 2005, 5.125%, 8/15/26
           325   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00            A3            287,684
                    Refunding Bonds, Series 2008, 5.750%, 1/01/38
            25   Sabine River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC             15,337
                    Bonds, TXU Energy Company LLC Project, Series 2001B,
                    5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative
                    Minimum Tax)
         1,500   Texas Municipal Gas Acquisition and Supply Corporation I, Gas      7/09 at 100.00             A            965,625
                    Supply Revenue Bonds, Series 2006B, 1.887%, 12/15/17
           270   Tri-County Mental Health and Retardation Center, Texas,            9/09 at 100.00           AAA            274,285
                    Revenue Bonds, Facilities Acquisition Program, Series
                    1995E, 6.500%, 3/01/15 - FSA Insured
           175   Weslaco Health Facilities Development Corporation, Texas,          6/12 at 100.00      BBB+ (4)            190,496
                    Hospital Revenue Bonds, Knapp Medical Center, Series 2002,
                    6.000%, 6/01/17 (Pre-refunded 6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
         8,650   Total Texas                                                                                              7,593,007
------------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 0.7%
           895   Bountiful, Davis County, Utah, Hospital Revenue Refunding            No Opt. Call           N/R            875,632
                    Bonds, South Davis Community Hospital Project, Series 1998,
                    6.000%, 12/15/10
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.2%
           250   Virginia College Building Authority, Educational Facilities        7/09 at 100.50          BBB+            226,818
                    Revenue Refunding Bonds, Marymount University, Series 1998,
                    5.100%, 7/01/18 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 0.3%
           295   Washington Public Power Supply System, Revenue Refunding             No Opt. Call           Aaa            367,641
                    Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 -
                    MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 4.0%
                 Badger Tobacco Asset Securitization Corporation, Wisconsin,
                 Tobacco Settlement Asset-Backed Bonds, Series 2002:
$          730      6.125%, 6/01/27                                                 6/12 at 100.00           BBB   $        789,612
         1,480      6.375%, 6/01/32                                                 6/12 at 100.00           BBB          1,659,021
         1,000   Wisconsin Health and Educational Facilities Authority, Revenue     7/11 at 100.00            A-          1,007,090
                    Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%,
                    7/01/21
         1,150   Wisconsin Health and Educational Facilities Authority, Revenue     2/10 at 100.00          BBB+            995,210
                    Bonds, Aurora Health Care Inc., Series 1999A, 5.500%,
                    2/15/20 - ACA Insured
                 Wisconsin Health and Educational Facilities Authority, Revenue
                    Bonds, Wheaton Franciscan Healthcare System, Series 2006:
           200      5.250%, 8/15/18                                                 8/16 at 100.00          BBB+            164,134
           180      5.250%, 8/15/34                                                 8/16 at 100.00          BBB+            118,879
------------------------------------------------------------------------------------------------------------------------------------
         4,740   Total Wisconsin                                                                                          4,733,946
------------------------------------------------------------------------------------------------------------------------------------
$      124,161   Total Long-Term Municipal Bonds (cost $120,197,096)                                                    117,363,855
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 0.7%

                 MUNICIPAL BONDS - 0.4%

                 WASHINGTON - 0.4%
           497   King County, Washington, Sewer Revenue Bonds, Variable Rate        1/12 at 100.00           A-1            496,500
                    Demand Obligations, Series 2001, Trust 554, 0.540%, 1/01/19 -
                    FGIC Insured (5)
------------------------------------------------------------------------------------------------------------------------------------

                 EURO DOLLAR TIME DEPOSIT - 0.3%
           326   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                   N/A           N/A            325,906
------------------------------------------------------------------------------------------------------------------------------------
$          823   Total Short-Term Investments (cost $822,406)                                                               822,406
==============----------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $121,019,502) - 98.5%                                                          118,186,261
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.5%                                                                     1,825,249
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                 $    120,011,510
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments reflects the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or specified market index.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES March 31, 2009

--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $121,019,502)                       $   118,186,261
Receivables:
   Interest                                                           1,896,947
   Investments sold                                                     446,607
Other assets                                                              7,389
--------------------------------------------------------------------------------
      Total assets                                                  120,537,204
--------------------------------------------------------------------------------

LIABILITIES
Payables:
   Dividends                                                            413,591
   Investments purchased                                                  7,533
Accrued expenses:
   Management fees                                                       50,809
   Other                                                                 53,761
--------------------------------------------------------------------------------
      Total liabilities                                                 525,694
--------------------------------------------------------------------------------
Net assets                                                      $   120,011,510
================================================================================
Shares outstanding                                                   12,402,639
================================================================================
Net asset value per share outstanding                           $          9.68
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Shares, $.01 par value per share                                $       124,026
Paid-in surplus                                                     138,390,822
Undistributed (Over-distribution of) net investment income             (131,044)
Accumulated net realized gain (loss) from investments               (15,539,053)
Net unrealized appreciation (depreciation) of investments            (2,833,241)
--------------------------------------------------------------------------------
Net assets                                                      $   120,011,510
================================================================================
Authorized shares                                                     Unlimited
================================================================================

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS Year Ended March 31, 2009

--------------------------------------------------------------------------------
INVESTMENT INCOME                                               $     6,106,582
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                         597,731
Shareholders' servicing agent fees and expenses                           8,697
Custodian's fees and expenses                                            23,436
Trustees' fees and expenses                                               3,476
Professional fees                                                        13,498
Shareholders' reports - printing and mailing expenses                    49,828
Stock exchange listing fees                                               9,203
Investor relations expense                                               19,851
Other expenses                                                            8,781
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                              734,501
   Custodian fee credit                                                  (6,365)
--------------------------------------------------------------------------------
Net expenses                                                            728,136
--------------------------------------------------------------------------------
Net investment income                                                 5,378,446
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                              (169,721)
Change in net unrealized appreciation (depreciation)
   of investments                                                    (4,677,263)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (4,846,984)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations           $       531,462
================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS

                                                                                     YEAR ENDED             YEAR ENDED
                                                                                        3/31/09                3/31/08
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                            $    5,378,446          $   5,509,561
Net realized gain (loss) from investments                                              (169,721)               (49,131)
Change in net unrealized appreciation (depreciation) of investments                  (4,677,263)            (1,515,776)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                   531,462              3,944,654
-----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                           (5,412,105)            (5,429,625)
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                            (5,412,105)            (5,429,625)
-----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to reinvestment of
   distributions                                                                         60,823                     --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to shares from
   capital transactions                                                                  60,823                     --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                (4,819,820)            (1,484,971)
Net assets at the beginning of year                                                 124,831,330            126,316,301
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $  120,011,510          $ 124,831,330
=======================================================================================================================
Undistributed (Over-distribution of) net investment income at the end
   of year                                                                       $     (131,044)         $     (97,871)
=======================================================================================================================

                                 See accompanying notes to financial statements.

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2009, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

| Notes to FINANCIAL STATEMENTS (continued)

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments including forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended March 31, 2009.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund's fair value measurements as of March 31, 2009:

                     LEVEL 1          LEVEL 2          LEVEL 3             TOTAL
--------------------------------------------------------------------------------
Investments       $  325,906   $  117,860,355     $         --     $ 118,186,261
================================================================================

3. FUND SHARES

Share Repurchases
On July 30, 2008 the Fund's Board of Trustees approved an open market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding shares. The Fund did not repurchase any of its shares during the fiscal year ended March 31, 2009.

Transactions in shares were as follows:

                                                             YEAR           YEAR
                                                            ENDED          ENDED
                                                          3/31/09        3/31/08
--------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     6,233             --
================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended March 31, 2009, aggregated $11,048,145 and $9,561,865, respectively.

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At March 31, 2009, the cost of investments was $120,948,311.

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2009, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                   $   3,488,899
   Depreciation                                                      (6,250,949)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments         $  (2,762,050)
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2009, the Fund's tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                             $     216,604
Undistributed net ordinary income **                                         --
Undistributed net long-term capital gains                                    --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 3, 2009, paid on April 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

| Notes to FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the Fund's tax years ended March 31, 2009 and March 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009
--------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                        $  5,430,482
Distributions from net ordinary income **                                     --
Distributions from net long-term capital gains ****                           --
================================================================================

2008
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                            $  5,429,625
Distributions from net ordinary income **                                     --
Distributions from net long-term capital gains                                --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Fund hereby designates this amount paid during the fiscal year ended March 31, 2009, as Exempt Interest Dividends.

**** The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2009.

At March 31, 2009, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

--------------------------------------------------------------------------------
Expiration:
   March 31, 2010                                                   $     14,922
   March 31, 2011                                                      6,523,386
   March 31, 2012                                                      8,737,799
   March 31, 2013                                                          4,977
   March 31, 2014                                                         14,448
   March 31, 2015                                                         11,084
   March 31, 2016                                                         44,763
   March 31, 2017                                                        148,403
--------------------------------------------------------------------------------
Total                                                               $ 15,499,782
================================================================================

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through March 31, 2009, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October capital losses of $24,024 are treated as having arisen on the first day of the following fiscal year.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .3000%
For the next $125 million                                                 .2875
For the next $250 million                                                 .2750
For the next $500 million                                                 .2625
For the next $1 billion                                                   .2500
For net assets over $2 billion                                            .2375
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of March 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but which generally includes assets attributable to preferred stock issued by or borrowings (including the issuance of commercial paper or notes) by such fund, but excludes assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

8. SUBSEQUENT EVENTS

Distributions to Shareholders
The Fund declared a dividend distribution of $.0350 per share from its tax-exempt net investment income which was paid on May 1, 2009, to shareholders of record on April 15, 2009.

| Financial HIGHLIGHTS

Selected data for a share outstanding throughout each period:

                                        Investment Operations                  Less Distributions
                                 -----------------------------------  -----------------------------------
                                                        Net
                     Beginning          Net       Realized/                  Net                                Ending       Ending
                     Net Asset   Investment      Unrealized           Investment        Capital              Net Asset       Market
                         Value       Income      Gain (Loss)   Total      Income          Gains     Total        Value        Value
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                 $   10.07   $      .43     $      (.38)   $ .05  $     (.44)       $    --    $ (.44)   $    9.68       $ 9.98
2008                     10.19          .44            (.12)     .32        (.44)            --      (.44)       10.07         9.80
2007                     10.15          .46             .05      .51        (.47)            --      (.47)       10.19         9.94
2006                     10.22          .48            (.07)     .41        (.48)            --      (.48)       10.15         9.95
2005                     10.35          .49            (.14)     .35        (.48)            --      (.48)       10.22         9.30
===================================================================================================================================

                                                                               Ratios/Supplemental Data
                                                  ----------------------------------------------------------------------------------
                                                                       Ratios to Average           Ratios to Average
                                                                           Net Assets                  Net Assets
                            Total Returns                                Before Credit               After Credit**
                      ------------------------                      ----------------------      ----------------------
                      Based on       Based on         Ending                           Net                         Net     Portfolio
                        Market      Net Asset     Net Assets                    Investment                  Investment      Turnover
                         Value*         Value*          (000)       Expenses        Income      Expenses        Income          Rate
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                      6.53%           .52%    $  120,012             .61%         4.43%          .60%         4.43%           8%
2008                      3.18           3.18        124,831             .59          4.37           .57          4.38           11
2007                      4.75           5.10        126,316             .62          4.44           .58          4.48           15
2006                     12.21           4.02        125,857             .59          4.67           .57          4.68            7
2005                     (1.52)          3.44        126,645             .61          4.81           .60          4.82           10
====================================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit.

                                 See accompanying notes to financial statements.

                            Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                  NUMBER             PRINCIPAL
                                                   YEAR FIRST     OF PORTFOLIOS      OCCUPATION(S)
    NAME,                                          ELECTED OR     IN FUND COMPLEX    INCLUDING OTHER
    BIRTHDATE                 POSITION(S) HELD     APPOINTED      OVERSEEN BY        DIRECTORSHIPS
    & ADDRESS                 WITH THE FUNDS       AND TERM(1)    BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   ROBERT P. BREMNER                                                                Private Investor and Management Consultant;
    8/22/40                   Chairman of                                            Treasurer and Director, Humanities Council of
    333 W. Wacker Drive       the Board            1997                   199        Washington D.C.
    Chicago, IL 60606         and Board Member

o   JACK B. EVANS                                                                    President, The Hall-Perrine Foundation, a
    10/22/48                                                                         private philanthropic corporation (since 1996);
    333 W. Wacker Drive       Board Member         1999                   199        Director and Vice Chairman, United Fire Group,
    Chicago, IL 60606                                                                a publicly held company; Member of the Board of
                                                                                     Regents for the State of Iowa University
                                                                                     System; Director, Gazette Companies; Life
                                                                                     Trustee of Coe College; Director, Iowa College
                                                                                     Foundation; Member of the Advisory Council of
                                                                                     the Department of Finance in the Tippie College
                                                                                     of Business, University of Iowa; formerly,
                                                                                     Director, Alliant Energy; formerly, Director,
                                                                                     Federal Reserve Bank of Chicago; formerly,
                                                                                     President and Chief Operating Officer, SCI
                                                                                     Financial Group, Inc., a regional financial
                                                                                     services firm.

o   WILLIAM C. HUNTER                                                                Dean, Tippie College of Business, University of
    3/6/48                                                                           Iowa (since July 2006); Director (since 2004)
    333 W. Wacker Drive       Board Member         2004                   199        of Xerox Corporation; Director (since 2005),
    Chicago, IL 60606                                                                Beta Gamma Sigma International Honor Society;
                                                                                     formerly, Dean and Distinguished Professor of
                                                                                     Finance, School of Business at the University
                                                                                     of Connecticut (2003-2006); previously, Senior
                                                                                     Vice President and Director of Research at the
                                                                                     Federal Reserve Bank of Chicago (1995-2003);
                                                                                     Director, SS&C Technologies, Inc. (May
                                                                                     2005-October 2005); formerly, Director
                                                                                     (1997-2007), Credit Research Center at
                                                                                     Georgetown University.

o   DAVID J. KUNDERT                                                                 Director, Northwestern Mutual Wealth Management
    10/28/42                                                                         Company; Retired (since 2004) as Chairman,
    333 W. Wacker Drive       Board Member         2005                   199        JPMorgan Fleming Asset Management, President
    Chicago, IL 60606                                                                and CEO, Banc One Investment Advisors
                                                                                     Corporation, and President, One Group Mutual
                                                                                     Funds; prior thereto, Executive Vice President,
                                                                                     Banc One Corporation and Chairman and CEO, Banc
                                                                                     One Investment Management Group; Member, Board
                                                                                     of Regents, Luther College; member of the
                                                                                     Wisconsin Bar Association; member of Board of
                                                                                     Directors, Friends of Boerner Botanical
                                                                                     Gardens; member of Investment Committee,
                                                                                     Greater Milwaukee Foundation.

o   WILLIAM J. SCHNEIDER                                                             Chairman of Miller-Valentine Partners Ltd., a
    9/24/44                                                                          real estate investment company; formerly,
    333 W. Wacker Drive       Board Member         1997                   199        Senior Partner and Chief Operating Officer
    Chicago, IL 60606                                                                (retired, 2004) of Miller-Valentine Group;
                                                                                     member, University of Dayton Business School
                                                                                     Advisory Council; member, Dayton Philharmonic
                                                                                     Orchestra Association; formerly, member,
                                                                                     Business Advisory Council, Cleveland Federal
                                                                                     Reserve Bank; formerly, Director, Dayton
                                                                                     Development Coalition.

                                                                  NUMBER             PRINCIPAL
                                                   YEAR FIRST     OF PORTFOLIOS      OCCUPATION(S)
    NAME,                                          ELECTED OR     IN FUND COMPLEX    INCLUDING OTHER
    BIRTHDATE                 POSITION(S) HELD     APPOINTED      OVERSEEN BY        DIRECTORSHIPS
    & ADDRESS                 WITH THE FUNDS       AND TERM(1)    BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   JUDITH M. STOCKDALE                                                              Executive Director, Gaylord and Dorothy
    12/29/47                                                                         Donnelley Foundation (since 1994); prior
    333 W. Wacker Drive       Board Member         1997                   199        thereto, Executive Director, Great Lakes
    Chicago, IL 60606                                                                Protection Fund (from 1990 to 1994).

o   CAROLE E. STONE                                                                  Director, Chicago Board Options Exchange (since
    6/28/47                                                                          2006); Commissioner, New York State Commission
    333 W. Wacker Drive       Board Member         2007                   199        on Public Authority Reform (since 2005);
    Chicago, IL 60606                                                                formerly, Chair New York Racing Association
                                                                                     Oversight Board (2005-2007).

o   TERENCE J. TOTH                                                                  Director, Legal & General Investment Management
    9/29/59                                                                          America, Inc. (since 2008); Managing Partner,
    333 W. Wacker Drive       Board Member         2008                   199        Musso Capital Management (since 2008); Private
    Chicago, IL 60606                                                                Investor (since 2007); CEO and President,
                                                                                     Northern Trust Investments (2004-2007);
                                                                                     Executive Vice President, Quantitative
                                                                                     Management & Securities Lending (2004-2007);
                                                                                     prior thereto, various positions with Northern
                                                                                     Trust Company (since 1994); Member: Goodman
                                                                                     Theatre Board (since 2004), Chicago Fellowship
                                                                                     Boards (since 2005), University of Illinois
                                                                                     Leadership Council Board (since 2007) and
                                                                                     Catalyst Schools of Chicago Board (since 2008);
                                                                                     formerly, Member: Northern Trust Mutual Funds
                                                                                     Board (2005-2007), Northern Trust Investments
                                                                                     Board (2004-2007), Northern Trust Japan Board
                                                                                     (2004-2007), Northern Trust Securities Inc.
                                                                                     Board (2003-2007) and Northern Trust Hong Kong
                                                                                     Board (1997-2004).

INTERESTED BOARD MEMBER:

o   JOHN P. AMBOIAN(2)                                                               Chief Executive Officer (since July 2007) and
    6/14/61                                                                          Director (since 1999) of Nuveen Investments,
    333 W. Wacker Drive       Board Member         2008                   199        Inc.; Chief Executive Officer (since 2007) of
    Chicago, IL 60606                                                                Nuveen Asset Management, Rittenhouse Asset
                                                                                     Management, Nuveen Investments Advisors, Inc.
                                                                                     formerly, President (1999-2004) of Nuveen
                                                                                     Advisory Corp. and Nuveen Institutional
                                                                                     Advisory Corp.(3)

                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                          YEAR FIRST     IN FUND COMPLEX    PRINCIPAL
    BIRTHDATE                 POSITION(S) HELD     ELECTED OR     OVERSEEN           OCCUPATION(S)
    AND ADDRESS               WITH THE FUNDS       APPOINTED(4)   BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   GIFFORD R. ZIMMERMAN                                                             Managing Director (since 2002), Assistant
    9/9/56                    Chief                                                  Secretary and Associate General Counsel of
    333 W. Wacker Drive       Administrative       1988                   199        Nuveen Investments, LLC; Managing Director,
    Chicago, IL 60606         Officer                                                Associate General Counsel and Assistant
                                                                                     Secretary, of Nuveen Asset Management and of
                                                                                     Symphony Asset Management LLC, (since 2003);
                                                                                     Vice President and Assistant Secretary of NWQ
                                                                                     Investment Management Company, LLC. (since
                                                                                     2002), Nuveen Investments Advisers Inc. (since
                                                                                     2002), Tradewinds Global Investors, LLC, and
                                                                                     Santa Barbara Asset Management, LLC (since
                                                                                     2006), Nuveen HydePark Group LLC and Nuveen
                                                                                     Investment Solutions, Inc. (since 2007);
                                                                                     Managing Director (since 2004) and Assistant
                                                                                     Secretary (since 1994) of Nuveen Investments,
                                                                                     Inc.; formerly, Managing Director (2002-2004),
                                                                                     General Counsel (1998-2004) and Assistant
                                                                                     Secretary of Nuveen Advisory Corp. and Nuveen
                                                                                     Institutional Advisory Corp.(3); Chartered
                                                                                     Financial Analyst.

o   WILLIAM ADAMS IV                                                                 Executive Vice President of Nuveen Investments,
    6/9/55                                                                           Inc.; Executive Vice President, U.S. Structured
    333 W. Wacker Drive       Vice President       2007                   125        Products of Nuveen Investments, LLC, (since
    Chicago, IL 60606                                                                1999), prior thereto, Managing Director of
                                                                                     Structured Investments.

o   MARK J.P. ANSON                                                                  President and Executive Director of Nuveen
    6/10/59                                                                          Investments, Inc. (since 2007); President of
    333 W. Wacker Drive       Vice President       2009                   199        Nuveen Investments Institutional Services Group
    Chicago, IL 60606                                                                LLC (since 2007); previously, Chief Executive
                                                                                     Officer of the British Telecom Pension Scheme
                                                                                     (2006-2007) and Chief Investment Officer of
                                                                                     Calpers (1999-2006); PhD, Chartered Financial
                                                                                     Analyst, Chartered Alternative Investment
                                                                                     Analyst, Certified Public Accountant, Certified
                                                                                     Management Accountant and Certified Internal
                                                                                     Auditor.

o   CEDRIC H. ANTOSIEWICZ                                                            Managing Director, (since 2004), previously,
    1/11/62                                                                          Vice President (1993-2004) of Nuveen
    333 W. Wacker Drive       Vice President       2007                   125        Investments, LLC.
    Chicago, IL 60606

o   NIZIDA ARRIAGA                                                                   Vice President (since 2007) of Nuveen
    6/1/68                                                                           Investments, LLC; previously, Portfolio
    333 W. Wacker Drive       Vice President       2009                   199        Manager, Allstate Investments, LLC (1996-2006);
    Chicago, IL 60606                                                                Chartered Financial Analyst.

o   MICHAEL T. ATKINSON                                                              Vice President (since 2002) of Nuveen
    2/3/66                    Vice President                                         Investments, LLC.; Vice President of Nuveen
    333 W. Wacker Drive       and Assistant        2000                   199        Asset Management (since 2005).
    Chicago, IL 60606         Secretary

o   MARGO L. COOK                                                                    Executive Vice President (since Oct 2008) of
    4/11/64                                                                          Nuveen Investments, Inc.; previously, Head of
    333 W. Wacker Drive       Vice President       2009                   199        Institutional Asset Management (2007-2008) of
    Chicago, IL 60606                                                                Bear Stearns Asset Management; Head of
                                                                                     Institutional Asset Mgt (1986-2007) of Bank of
                                                                                     NY Mellon; Chartered Financial Analyst.

o   LORNA C. FERGUSON                                                                Managing Director (since 2004), formerly, Vice
    10/24/45                                                                         President of Nuveen Investments, LLC; Managing
    333 W. Wacker Drive       Vice President       1998                   199        Director (since 2005) of Nuveen Asset
    Chicago, IL 60606                                                                Management; Managing Director (2004-2005),
                                                                                     formerly, Vice President (1998-2004) of Nuveen
                                                                                     Advisory Corp. and Nuveen Institutional
                                                                                     Advisory Corp.(3)

                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                          YEAR FIRST     IN FUND COMPLEX    PRINCIPAL
    BIRTHDATE                 POSITION(S) HELD     ELECTED OR     OVERSEEN           OCCUPATION(S)
    AND ADDRESS               WITH THE FUNDS       APPOINTED(4)   BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   STEPHEN D. FOY                                                                   Vice President (since 1993) and Funds
    5/31/54                   Vice President                                         Controller (since 1998) of Nuveen Investments,
    333 W. Wacker Drive       and Controller       1998                   199        LLC; Vice President (since 2005) of Nuveen
    Chicago, IL 60606                                                                Asset Management; Certified Public Accountant.

o   WILLIAM T. HUFFMAN                                                               Chief Operating Officer, Municipal Fixed Income
    5/7/69                                                                           (since 2008) of Nuveen Asset Management;
    333 W. Wacker Drive       Vice President       2009                   199        previously, Chairman, President and Chief
    Chicago, IL 60606                                                                Executive Officer (2002 - 2007) of Northern
                                                                                     Trust Global Advisors, Inc. and Chief Executive
                                                                                     Officer (2007) of Northern Trust Global
                                                                                     Investments Limited; CPA.

o   WALTER M. KELLY                                                                  Senior Vice President (since 2008), Vice
    2/24/70                   Chief Compliance                                       President (2006-2008) formerly, Assistant Vice
    333 W. Wacker Drive       Officer and          2003                   199        President and Assistant General Counsel
    Chicago, IL 60606         Vice President                                         (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                     President (since 2006) and Assistant Secretary
                                                                                     (since 2008) of Nuveen Asset Management.

o   DAVID J. LAMB                                                                    Senior Vice President (since 2009), formerly,
    3/22/63                                                                          Vice President (2000-2009) of Nuveen
    333 W. Wacker Drive       Vice President       2000                   199        Investments, LLC; Vice President (since 2005)
    Chicago, IL 60606                                                                of Nuveen Asset Management; Certified Public
                                                                                     Accountant.

o   TINA M. LAZAR                                                                    Senior Vice President (since 2009), formerly,
    8/27/61                                                                          Vice President of Nuveen Investments, LLC
    333 W. Wacker Drive       Vice President       2002                   199        (1999-2009); Vice President of Nuveen Asset
    Chicago, IL 60606                                                                Management (since 2005).

o   LARRY W. MARTIN                                                                  Vice President, Assistant Secretary and
    7/27/51                   Vice President                                         Assistant General Counsel of Nuveen
    333 W. Wacker Drive       and Assistant        1988                   199        Investments, LLC; Vice President (since 2005)
    Chicago, IL 60606         Secretary                                              and Assistant Secretary of Nuveen Investments,
                                                                                     Inc.; Vice President (since 2005) and Assistant
                                                                                     Secretary (since 1997) of Nuveen Asset
                                                                                     Management; Vice President and Assistant
                                                                                     Secretary of Nuveen Investments Advisers Inc.
                                                                                     (since 2002); NWQ Investment Management
                                                                                     Company, LLC (since 2002), Symphony Asset
                                                                                     Management LLC (since 2003), Tradewinds Global
                                                                                     Investors, LLC, Santa Barbara Asset Management
                                                                                     LLC (since 2006) and of Nuveen HydePark Group,
                                                                                     LLC and Nuveen Investment Solutions, Inc.
                                                                                     (since 2007); formerly, Vice President and
                                                                                     Assistant Secretary of Nuveen Advisory Corp.
                                                                                     and Nuveen Institutional Advisory Corp.(3)

o   KEVIN J. MCCARTHY                                                                Managing Director (since 2008), formerly, Vice
    3/26/66                   Vice President                                         President (2007-2008), Nuveen Investments, LLC;
    333 W. Wacker Drive       and Secretary        2007                   199        Managing Director (since 2008), formerly, Vice
    Chicago, IL 60606                                                                President, and Assistant Secretary, Nuveen
                                                                                     Asset Management, and Nuveen Investments
                                                                                     Holdings, Inc.; Vice President (since 2007) and
                                                                                     Assistant Secretary, Nuveen Investment Advisers
                                                                                     Inc., Nuveen Investment Institutional Services
                                                                                     Group LLC, NWQ Investment Management Company,
                                                                                     LLC, Tradewinds Global Investors LLC, NWQ
                                                                                     Holdings, LLC, Symphony Asset Management LLC,
                                                                                     Santa Barbara Asset Management LLC, Nuveen
                                                                                     HydePark Group, LLC and Nuveen Investment
                                                                                     Solutions, Inc. (since 2007); prior thereto,
                                                                                     Partner, Bell, Boyd & Lloyd LLP (1997-2007).

                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                          YEAR FIRST     IN FUND COMPLEX    PRINCIPAL
    BIRTHDATE                 POSITION(S) HELD     ELECTED OR     OVERSEEN           OCCUPATION(S)
    AND ADDRESS               WITH THE FUNDS       APPOINTED(4)   BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS:

o   JOHN V. MILLER                                                                   Managing Director (since 2007), formerly, Vice
    4/10/67                   Vice President       2007                   199        President (2002-2007) of Nuveen Asset
    333 W. Wacker Drive                                                              Management and Nuveen Investments, LLC;
    Chicago, IL 60606                                                                Chartered Financial Analyst.

o   GREGORY MINO                                                                     Vice President of Nuveen Investments, LLC
    1/4/71                    Vice President       2009                   199        (since 2008); previously, Director (2004-2007)
    333 W. Wacker Drive                                                              and Executive Director (2007-2008) of UBS
    Chicago, IL 60606                                                                Global Asset Management; previously, Vice
                                                                                     President (2000-2003) and Director (2003-2004)
                                                                                     of Merrill Lynch Investment Managers; Chartered
                                                                                     Financial Analyst.

o   CHRISTOPHER M. ROHRBACHER                                                        Vice President, Nuveen Investments, LLC (since
    8/1/71                    Vice President                                         2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive       and Assistant        2008                   199        Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606         Secretary                                              thereto, Associate, Skadden, Arps, Slate
                                                                                     Meagher & Flom LLP (2002-2008).

o   JAMES F. RUANE                                                                   Vice President, Nuveen Investments, LLC (since
    7/3/62                    Vice President                                         2007); prior thereto, Partner, Deloitte &
    333 W. Wacker Drive       and Assistant        2007                   199        Touche USA LLP (2005-2007), formerly, senior
    Chicago, IL 60606         Secretary                                              tax manager (2002-2005); Certified Public
                                                                                     Accountant.

o   MARK L. WINGET                                                                   Vice President, Nuveen Investments, LLC (since
    12/21/68                  Vice President                                         2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive       and Assistant        2008                   199        Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606         Secretary                                              thereto, Counsel, Vedder Price P.C.
                                                                                     (1997-2007).

(1) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

Glossary of
TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

SHARE INFORMATION

The Fund intends to repurchase shares of its own stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund did not repurchase any of its shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

BOARD OF TRUSTEES

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES

State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP Chicago, IL

Nuveen Investments:

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                     www.nuveen.com/cef
                                                      Share prices
                                                      Fund details
                                                      Daily financial news
                                                      Investor education
                                                      Interactive planning tools
EAN-A-0309D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                            AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED              TO FUND (1)               BILLED TO FUND (2)             BILLED TO FUND (3)         BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2009                  $ 11,418                        $ 0                           $ 0                        $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   0%                         0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2008                  $ 11,018                        $ 0                         $ 500                        $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   0%                         0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES           TAX FEES BILLED TO               ALL OTHER FEES
                                 BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                    AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                   SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------
March 31, 2009                            $ 0                           $ 0                             $ 0
------------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                            0%                              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------
March 31, 2008                            $ 0                           $ 0                             $ 0
------------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                            0%                              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                           TOTAL NON-AUDIT FEES
                                                            BILLED TO ADVISER AND
                                                           AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                            PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                           RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                               TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                  BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2009                        $   0                          $ 0                            $ 0                    $   0
March 31, 2008                        $ 500                          $ 0                            $ 0                    $ 500

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME              FUND
Paul Brennan      Nuveen Select Maturities Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Paul Brennan        Registered Investment Company      13         $11.64 billion
                    Other Pooled Investment Vehicles    0         $ 0
                    Other Accounts                      1         $.717 million

* Assets are as of March 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2009, the S&P/Investortools Municipal Bond index was comprised of 52,532 securities with an aggregate current market value of $1,047 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                        DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES
                                                                                        BENEFICIALLY OWNED
                                                                        DOLLAR RANGE    IN THE REMAINDER OF
                                                                        OF EQUITY       NUVEEN FUNDS
                                                                        SECURITIES      MANAGED BY NAM'S
NAME OF PORTFOLIO                                                       BENEFICIALLY    MUNICIPAL
MANAGER                 FUND                                            OWNED IN FUND   INVESTMENT TEAM
-----------------------------------------------------------------------------------------------------------
                        Nuveen Select Maturities Municipal Fund         $0              $100,001-$500,000
Paul Brennan

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 14
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: June 8, 2009
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 8, 2009
    -------------------------------------------------------------------